                                                                EXHIBIT 4.1

NUMBER                                                      SHARES
                                                            COMMON STOCK
                                                            CUSIP 62757C 10 8
                                          SEE REVERSE FOR CERTAIN DEFINITIONS


MUSICMAKER.COM, INC. [LOGO]
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
100,000,000 SHARES COMMON STOCK $.01 PAR VALUE


THIS CERTIFIES THAT _____________________________________
IS THE RECORD OWNER OF _________________________________________
     FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, OF
          MUSICMAKER.COM, INC.

transferable only on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated:

/s/ Robert Bernardi                  /s/ Devarajan S. Puthukarai
--------------------------           ----------------------------------
ROBERT BERNARDI, SECRETARY           DEVARAJAN S. PUTHUKARAI, PRESIDENT

                     [MUSICMAKER.COM, INC. CORPORATE SEAL]

COUNTERSIGNED AND REGISTERED:
American Securities Transfer & Trust, Inc.
P.O. Box 1596
Denver, Colorado  80201

By ____________________________________________
Transfer Agent & Registrar Authorized Signature
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                             MUSICMAKER.COM, INC.

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM   - as tenants in common                        UNIF GIFT MIN
ACT -....... Custodian.........
     (Cust)            (Minor)
  TEN ENT   - as tenants by the entireties                under Uniform
Gifts to Minors Act .........................
                       (State)

  JT TEN    - as joint tenants with right of survivorship and not as tenants in common
     Additional abbreviations may also be used though not in the above list

For value received, _____ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
- --------------------------------------

- --------------------------------------


- ---------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

- ---------------------------------------------------------------------------


- ---------------------------------------------------------------------------


- -------------------------------------------------------------- Shares of the
Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

- ---------------------------------------------------- attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated
     -------------------

- ---------------------------------------------------------------------

- ---------------------------------------------------------------------

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

     The Corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, as established, from time-to-time, under the certificate of incorporation and by any certificate of designation. Such requests shall be made in writing to the Secretary of the Corporation at the Corporation's principal office.

Signature(s) Guaranteed:

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The signature(s) must be guaranteed by an eligible guarantor institution (Banks,
Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.